Exhibit 99.2

Clinical safety and activity from a Phase 1 study of LOXO-101, a selective TRKA/B/C inhibitor, in solid-tumor patients with NTRK gene fusions David S. Hong1, Anna F. Farago2, Marcia S. Brose3, Howard A. Burris, III4, Afshin Dowlati5, Todd M. Bauer4, Matthew Taylor6, Alice T. Shaw2, Adriana Estrada-Bernal7, Anh T. Le7, Nisha Nanda8, Michael C. Cox8, Robert C. Doebele7 April 17, 2016 1 2016 AACR Annual Meeting 1MD Anderson Cancer Center, Houston, TX 2Massachusetts General Hospital, Boston, MA 3University of Pennsylvania, Philadelphia, PA 4Sarah Cannon Research Institute, Tennessee Oncology, PLLC, Nashville, TN 5University Hospitals Case Medical Center, Cleveland, OH 6Oregon Health & Science University, Portland, OR 7University of Colorado, Aurora, CO 8Loxo Oncology, South San Francisco, CA

Disclosure Information AACR 2016 Author Disclosures David S. Hong Travel expenses supported by Loxo Oncology Anna F. Farago None Marcia S. Brose None Howard A. Burris, III None Afshin Dowlati None Todd M. Bauer None Matthew Taylor None Alice T. Shaw None Adriana Estrada-Bernal Research grant from Loxo Oncology Anh T. Le Research grant from Loxo Oncology Robert C. Doebele Research grant from Loxo Oncology Michael C. Cox Nisha Nanda Employees and shareholders of Loxo Oncology 2 I will discuss the following off label use and/or investigational use in my presentation: Results of the ongoing Phase 1 trial of LOXO-101

Kinase Fusions Deserve Our Attention 3 GENETIC ALTERATION COMMERCIALLY AVAILABLE DRUGS ABL fusion dasatinib, imatinib, nilotinib, ponatinib ALK fusion alectinib, ceritinib, crizotinib BRAF mutation cobimetinib, dabrafenib, trametinib, vemurafenib BRAF fusion cobimetinib, trametinib cKIT mutation dasatinib, imatinib, nilotinib EGFR mutation afatinib, erlotinib, gefitinib, osimertinib HER2 amplification lapatinib, pertuzumab, trastuzumab, T-DM1 PDGFR fusion dasatinib, imatinib, nilotinib PDGFR mutation dasatinib, imatinib, nilotinib RET fusion cabozantinib ROS1 fusion crizotinib

# TRK Fusions are Oncogenic and Signal Through Canonical Downstream Pathways

## Normal TRK Proteins

Family of neurotrophin receptors

- TrkA (*NTRK1*) → Pain, thermoregulation
- TrkB (*NTRK2*) → Movement, memory, mood, appetite, body weight
- TrkC (*NTRK3*) → Proprioception


NGF
BDNF
NT-4
NT-3
Tyr
Tyr
Tyr
TrkA
TrkB
TrkC
AKT
ERK

## TRK Fusions

- Ligand binding domain replaced by 5′ fusion partner; highly expressed by promoter of 5′ fusion gene
- Ligand-independent activation


Promoter
5′ Partner
NTRK1/2/3
5′ Partner
TrkA/B/C
Tyr
Tyr
ERK
AKT

4

TRK Fusions Found in Diverse Cancer Histologies 5 TRK Fusion Frequency <5% 5–25% >75% CNS Astrocytoma Brain low-grade glioma Glioblastoma GI Colorectal cancer Cholangiocarcinoma GIST Pancreatic cancer Head and neck Squamous cell carcinoma Lung Adenocarcinoma Large cell neuroendocrine Other Acute myeloid leukemia Breast invasive carcinoma Melanoma Sarcoma Congenital mesoblastic nephroma Papillary thyroid cancer Pontine glioma Spitz tumors Mammary analogue secretory carcinoma (MASC) of the salivary glands Secretory breast carcinoma Infantile fibrosarcoma

Enriching for TRK Fusions 6 1 Bishop JA et al. Am J Surg Pathol. 2013 Jul;37(7):1053-7. 2 Prasad ML et al. Cancer. 2016 Jan 19. 3 Brenca M et al. J Pathol. 2016 Mar;238(4):543-9. 4 Haller F et al. J Pathol. 2016 Feb 11. Mammary analogue secretory carcinoma1 >50% of nonparotid acinic cell carcinomas may be MASC tumors harboring TRK fusions Papillary thyroid cancer2 7 of 28 younger patients (25%) tested TRK fusion positive Ages 6-18 yo 6 of 7 ages 13-18 GIST3 TRK fusions present in GIST tumors tested wild-type for KIT/PDGFR/BRAF/SDH Sarcoma4 TRK fusions may share myopericytic/haemangiopericytic pattern seen by routine histologic assessment

LOXO-101: A Rationally Designed Selective TRK Inhibitor 7 Chartier M, Chénard T, Barker J, Najmanovich R. (2013) Kinome Render: a stand-alone and web-accessible tool to annotate the human protein kinome tree. PeerJ 1:e126 TRK TRK Highly selective: limited inhibition of other kinases and >1,000x selective over other off targets Highly potent against TRKA, TRKB, TRKC (5-11 nM IC50)

LOXO-101 Phase 1 Study Design Ongoing dose escalation study Advanced or metastatic solid tumors ECOG 0/1, normal organ function QD or BID oral fixed, continuous dosing, 28-day cycles Outcome measures Safety and tolerability Pharmacokinetics measured at cycle 1, days 1 and 8 Efficacy assessments conducted every other cycle starting C3D1 8 Dose Cohort PATIENTS ENROLLED 50mg QD 4 100mg QD 5 100mg BID 24 200mg QD 5 150mg BID 5 TOTAL 43 Data cutoff March 25, 2016

Baseline Characteristics characteristics Subjects (N= 43) Median age (range), years 57.0 (28 – 76) Sex Male / Female 25 (58%) / 18 (42%) Race White / Black / Other 34 (79%) / 6 (14%) / 3 (7%) Tumor Type* Head and neck 8 (19%) Lung 8 (19%) Breast 3 (7%) Colorectal 3 (7%) Pancreatic 3 (7%) ECOG Status 0 / 1 / 2 / Unknown 13 (30%) / 27 (63%) / 2 (5%) / 1 (2%) Prior systemic anticancer therapy, n (%) 41 (95%) Median number of regimens (range) 3 (0-11) 9 *Includes n=2 each of sarcoma, thymoma, and thyroid. Includes n=1 each of anal, angiosarcoma, appendiceal peritoneal carcinomatosis, gall bladder, gastric, GE junction, melanoma, retroperitoneal leiomyosarcoma, retroperitoneal atypical lipomatous, soft tissue carcinoma, and thymus. Includes n=1 unknown. TRK-fusion positive Mammary analogue secretory carcinoma (ETV6-NTRK3) 3 Soft tissue sarcoma (LMNA-NTRK1) 1 GIST (ETV6-NTRK3) 1 Thyroid (ETV6-NTRK3) 1 NSCLC (TPR-NTRK1) 1 Total 7

Disposition 10 ALL PATIENTS TRK Fusion Patients TRK MUTATION/ AMPLIFICATION PATIENTS N=43 N=7 N=5 On study 13 (30%) 7 (100%) 2 (40%) Discontinued 30 (70%) 0 (0%) 3 (60%) Reasons for discontinuation Disease Progression 23 (53%) -- 3 (60%) Adverse Event 3 (7%)* -- -- Withdrawal of consent 2 (5%) -- -- Noncompliance 1 (2%) -- -- Other 1 (2%) -- -- *Patients discontinued for adverse events of syncope, pleural effusion, and enterocutaneous fistula.

Linear PK profile following oral administration shows high plasma exposure and no accumulation Slow off-rate; T1/2 = 160 min LOXO-101 Exposure 11 The horizontal line representing TRKA IC90 refers to the total plasma concentration of LOXO-101 that is associated with an unbound concentration of LOXO-101 that is equal to its IC90 for inhibition of NGF-stimulated activity in a cellular assay. The IC90 values for TRKB and TRKC are not shown, but are similar to those of TRKA. Dotted lines in the right panel are inferred PK from the evening BID dose. LOXO-101 CMAX LOXO-101 EXPOSURE OVER TIME 0 6 12 18 24 1 10 100 1000 Time (h) C o n c e n t r a t i o n o f L O X O - 1 0 1 i n P l a s m a ( n g / m L ) TRKA IC 50 TRKA IC 90 50 mg QD (n=4) 100 mg QD (n=6) 100 mg BID (n=13) 150 mg BID (n= 4) 200 mg QD (n=3) 50 mg QD (n=4) 100 mg QD (n=5, 6) 100 mg BID (n=17,13) 150 mg BID (n=5, 4) 200 mg QD (n=4, 3) 0 1000 2000 3000 4000 Dose C m a x o f L O X O - 1 0 1 i n P l a s m a ( n g / m L ) Day 1 Day 8 TRKA IC 90

LOXO-101 Phase 1 Interim Treatment-Emergent AEs, Regardless of Attribution to Study Drug Dose 100 mg BID (n=24) Total (n=43) Adverse Events (AEs)* Gr 3/4 All Gr Gr 3/4 All Gr n (%) n (%) n (%) n (%) Fatigue 0 5 (21%) 2 (5%) 14 (33%) Constipation 0 3 (13%) 1 (2%) 10 (23%) Dizziness 0 6 (25%) 0 10 (23%) Anemia 1 (4%) 4 (17%) 3 (7%) 8 (19%) Increased AST 1 (4%) 5 (21%) 4 (9%) 8 (19%) Cough 0 4 (17%) 0 8 (19%) Diarrhea 0 4 (17%) 0 8 (19%) Increased ALP 0 5 (21%) 1 (2%) 7 (16%) Dyspnea 1 (4%) 3 (13%) 1 (2%) 7 (16%) Nausea 0 4 (17%) 0 7 (16%) Abdominal pain 0 3 (13%) 1 (2%) 6 (14%) Increased ALT 1 (4%) 4 (17%) 2 (5%) 6 (14%) Anxiety 0 2 (8%) 0 5 (12%) Hypertension 0 4 (17%) 1 (2%) 5 (12%) Peripheral edema 0 2 (8%) 0 5 (12%) Pyrexia 0 2 (8%) 0 5 (12%) Vomiting 0 2 (8%) 0 5 (12%) Hyperkalemia 1 (4%) 1 (4%) 2 (5%) 3 (7%) Delirium 1 (4%) 1 (4%) 2 (5%) 2 (5%) Pleural effusion 1 (4%) 1 (4%) 2 (5%) 2 (5%) Syncope 0 0 2 (5%) 2 (5%) *Treatment-emergent adverse events (reported by > 10% of total subjects) or any Grade 3-4 events that occurred in at least 2 patients. 12

LOXO-101 Summary of Best Response Data as of March 25, 2016 13 ALL PATIENTS* TRK Fusion Patients** TRK MUTATION/ AMPLIFICATION PATIENTS N=41 N=6 N=5 CR 0 0 0 PR 5 5 0 SD 7 1 3 PD 23 0 2 Off-study prior to first response assessment 6 0 0 Overall Response Rate 12% (5/41) 83% (5/6) 0% (0/5) * Excludes 2 recently enrolled patients, on study for less than 8 weeks as of March 25, 2016. ** Excludes 1 recently enrolled patient, on study for less than 8 weeks as of March 25, 2016. CR = complete response (confirmed) PR = partial response (confirmed) SD = stable disease PD = progressive disease RECIST v1.1

Best Response to LOXO-101 for Patients with TRK Fusions 14 Note: Ongoing cycle number noted for each patient below each bar; 28-day cycles -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Maximum Change in Tumor Size (%) Stable disease Confirmed partial response - 30% 7+ 7+ 10+ 10+ 7+ 14+

PATIENT CASES – TRK FUSIONS 15

Patient #1: LMNA-NTRK1 fusion soft tissue sarcoma 42 yo female with undifferentiated sarcoma progressed through epirubicin, ifosfamide, sorafenib, and doxorubicin 100mg BID Rapid resolution of dyspnea and hypoxemia Confirmed partial response Currently on study in cycle 14 Study baseline Study cycle 3 day 1 Study cycle 13 day 1 16

Patient #2: ETV6-NTRK3 fusion GIST 55 yo male with GIST progressed through imatinib, sunitinib, sorafenib, nilotinib, and regorafenib 150mg BID Confirmed partial response Currently on study in cycle 10 17 CT PET Study baseline Study cycle 5 day 1 Study baseline Study cycle 3 day 1 Study cycle 9 day 1 Study cycle 9 day 1

Study baseline Study cycle 3 day 1 Study cycle 9 day 1 Patient #3: ETV6-NTRK3 fusion mammary analogue secretory carcinoma of the salivary gland (MASC) 33 yo male progressed through docetaxel, carboplatin and 5FU 100mg BID Confirmed partial response Currently on study in cycle 10 18

19 Patient #4: ETV6-NTRK3 fusion mammary analogue secretory carcinoma of the salivary gland (MASC) 66 yo male progressed through radiotherapy, dasatinib, GDC-0941+ erlotinib, and ABBV-399 100mg QD* Confirmed partial response Currently on study in cycle 7 Study baseline Study cycle 3 day 1 Study cycle 7 day 1 * Patient enrolled at 100mg BID and dose reduced to 100mg QD on C1D2 due to transient dizziness possibly related to drug

Patient #5: ETV6-NTRK3 fusion papillary thyroid cancer 20 33 yo male progressed through RAI, pazopanib, trametinib 100mg BID Confirmed partial response Rapid improvement cervical lymphadenopathy Currently on study in cycle 7 Study baseline Study cycle 3 day 1 Study cycle 7 day 1

Patient #6: TPR-NTRK1 non-small cell lung cancer 21 28 yo male progressed through cisplatin and etoposide 100mg BID 18% reduction; stable disease Patient’s only RECIST evaluable lesions are in the bone Non-target lesion regressions in lung and brain Resolution of cough and pain Currently on study in cycle 7 Study baseline Study cycle 3 day 1 Study cycle 7 day 1

Best Response to LOXO-101 for Patients with TRK Fusions 22 Note: Ongoing cycle number noted for each patient below each bar; 28-day cycles -100% -80% -60% -40% -20% 0% 20% 40% 60% 80% 100% Maximum Change in Tumor Size (%) Stable disease Confirmed partial response - 30% 7+ 7+ 10+ 10+ 7+ 14+

LOXO-101 Phase 2 Adult Basket Trial Solid tumors, including CNS tumors, with TRK fusion based on local or pre-existing testing Enrolling patients 12 yo; ECOG 0-3 Dose: 100mg BID Primary endpoint: Best ORR Global study (20-30 sites) Patient concierge service for enrollment, including single patient protocols Hotline: 855-NTRK-123 23

# TRK Fusions Present Assay Complexity Due to Varied Fusion Partners



NTRK1/2/3
KINASE DOMAIN
BCAN
CD74
CEL
IRF2BP2
LMNA
MPRIP
NFASC
SSBP2
TFG
TPM3
TPR
AFAP1
AGBL4
NACC2
QKI
SQSTM1
TRIM24
VCL
BTBD1
ETV6
NTRK1
NTRK2
NTRK3

*Selection of fusion constructs shown. Graphic is not comprehensive for all TRK fusion constructs described in the literature.*

24

Finding Fusions Requires Careful Assay Design NGS, Next-Generation Sequencing RT-PCR, Reverse Transcription Polymerase Chain Reaction FISH, Fluorescence In Situ Hybridization IHC, Immunohistochemistry 25 Assay designs present varied challenges for fusion detection

Different Methods Lead to Variable Estimates of Fusion Frequency, Ex. ALK in NSCLC 26 DETECTION TECHNOLOGY ALK FUSION FREQUENCY IN LARGE NSCLC COHORTS REFERENCE DNA NGS (hybrid capture) 4.4% (n=1,070) Ali et al. ASCO 2014 Annual Meeting; Abstract 8049 RNA NGS (amplicon) 4.3% (n=115) Hovelson et al. Neoplasia. 2015 Apr; 17(4):385–399 RNA NGS (anchored multiplex PCR) 2.4% (n=741) Farago et al. ASCO 2015 Annual Meeting; Abstract 8095 RNA NGS (RNA-Seq / whole transcriptome) 1.0% (n=513) Stransky et al. Nat Commun 2014;5:4846. RT-PCR 2.7% (n=7,344) Li et al. J Thorac Oncol. 2014 Jan; 9(1):18-25 FISH 5.5% (n=1,500) Kwak et al. NEJM 2010; 363:1693-1703 IHC 6.5% (n=441) McLeer-Florin et al. J Thorac Oncol. 2012; 7:348–354 FISH + IHC 0.4% (n=227) Rodig et al. Clin Cancer Res. 2009 August 15; 15(16): 5216–5223 Note: Select publications/cohorts shown

Point Estimates of TRK Fusion Frequency Are Similarly Varied 27 LUNG CANCER DETECTION TECHNOLOGY TRK FUSION FREQUENCY REFERENCE RNA NGS (anchored multiplex PCR) 2/1,378 (0.1%) Farago et al. J Thorac Oncol. 2015;10: 1670–1674. RNA NGS (RNA-Seq / whole transcriptome) 1/513 (0.2%) Stransky et al. Nat Commun 2014;5:4846. FISH 11/443 (2.5%) Varella-Garcia et al. WCLC 2015. Abstract 37.01. DNA NGS + FISH 3/91 (3.3%) Vaishnavi et al. Nat Med. 2013 Nov;19(11):1469-72. COLORECTAL CANCER DETECTION TECHNOLOGY TRK FUSION FREQUENCY REFERENCE RNA NGS (RNA-Seq / whole transcriptome) 2/286 (0.7%) Stransky et al. Nat Commun 2014;5:4846. IHC + PCR 1/66 (1.5%) Ardini et al. Mol Oncol 2014;pii:S1574-7891(14)00125–2. RNA NGS 3/147 (2.0%) Park et al. Oncotarget. 2015 Dec 22. doi: 10.18632/oncotarget.6724. RNA NGS 2/74 (2.7%) Lee et al. Oncotarget. 2015 Nov 17;6(36):39028-35.

TRK fusions have been identified across multiple tumor types Trend toward younger patients Consider patients lacking other “common” mutations Lung: EGFR-negative, ALK-negative, ROS1-negative, KRAS-negative Colorectal: KRAS-negative, BRAF-negative GIST: KIT-negative, PDGFR-negative Thyroid: BRAF-negative Panel-based detection available through send-out labs, academic labs, or commercially available NGS kits RNA-based NGS best captures diversity of TRK fusions Key question to ask: how well does the selected approach “cover” TRK fusions? 28 Considerations for Patient Screening

# Acquired Resistance to Kinase Inhibitors

- Universally encountered with targeted therapies

- As of this presentation, no LOXO-101 responder has progressed

- Most common: mutations that limit drug binding
  - Gatekeeper: ABL-T315I, EGFR-T790M, ALK-L1196M
  - Solvent front: ALK-G1202R, ROS1-G2032R

- Case reports: two patients with tumor progression after initial response to a different TRK inhibitor in the clinic[1,2]
  - Patient 1: NTRK1 G595R (solvent front) + Y667C
  - Patient 2: NTRK3 G623R (solvent front)



LOXO-101
595R
667C

Solvent front

Activation loop

1. Russo et al. Cancer Discovery. Published OnlineFirst on November 6, 2015; DOI: 10.1158/2159-8290.
2. Drilon et al. Annals of Oncology. Advance Access published February 15, 2016

29

LOXO-195: 2nd Generation TRK Inhibitor LOXO-101 “like” Highly potent: nanomolar in cell against TRKA, TRKB, TRKC Highly selective: >1,000x selective over other off targets Excellent drug properties: orally dosed, high exposure, low clearance Structural modeling: should be active against acquired resistance mutations Experimental assays confirm structural insights LOXO-195 active against all acquired resistance mutations identified to date Entering Phase 1 in 2017 30 TRK WT TRK G595R LOXO-101 LOXO-195 LOXO-101 LOXO-195

Conclusions LOXO-101 is a purpose-built, oral, selective and potent TRK inhibitor PK analyses demonstrate very high Cmax (mean levels >IC90) and linear PK with no significant drug accumulation LOXO-101 is well tolerated, with most common adverse events including Grade 1/2 fatigue, constipation, and dizziness; MTD not yet defined LOXO-101 appears broadly active against TRK fusion cancers in this Phase 1 study Significant tumor regression observed in all 6 evaluable patients Confirmed RECIST responses observed in 5 of 6 evaluable patients All TRK fusion patients are currently on study without progression, with the longest patient over one year LOXO-101 Phase 2 basket trial currently enrolling for patients with TRK gene fusions 31

Acknowledgements LOXO-101 patients and their families and caregivers Co-investigators and study support staffs This trial sponsored and supported by Loxo Oncology LOXO-101 and LOXO-195 invented by Array BioPharma 32